UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K/A

(Amendment No. 1)

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): September 26, 2022

LiveWire Group, Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-41511	87-4730333
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

3700 West Juneau Avenue Milwaukee, WI		53208
(Address of principal executive offices)		(Zip Code)

(650)447-8424

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common stock, $0.0001 par value per share	LVWR	New York Stock Exchange
Warrants to purchase common stock	LVWR WS	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

INTRODUCTORY NOTE

On September 30, 2022, LiveWire Group, Inc. (the “Company”) filed a Current Report on Form 8-K (the “Original Report”) to report the closing of the Business Combination and related matters under Items 1.01, 2.01, 3.02, 3.03, 5.01, 5.02, 5.06, 7.01 and 9.01 of Form 8-K. Due to the large number of events to be reported under the specified items of Form 8-K, this Form 8-K/A is being filed to amend the Original Report to include additional matters related to the closing of the Business Combination under Items 4.01, 5.03, 5.05 and 8.01 of Form 8-K (as amended, this “Report”).

Capitalized terms used herein but not defined herein have the meanings given to such terms in the Original Report.

Item 4.01. Changes in Registrant’s Certifying Accountant.

For accounting purposes, the transactions contemplated by the Business Combination Agreement are treated as a reverse acquisition and, as such, the historical financial statements of the accounting acquirer, LiveWire, which have been audited by Ernst & Young LLP (“EY”), will become the historical financial statements of the Company. In a reverse acquisition, a change of accountants is presumed to have occurred unless the same accountant audited the pre-transaction financial statements of both the legal acquirer and the accounting acquirer, and such change is generally presumed to occur on the date the reverse acquisition is completed.

(a) Dismissal of independent registered public accounting firm.

On September 30, 2022, the Audit Committee of the Board dismissed WithumSmith+Brown, PC (“Withum”), ABIC’s independent registered public accounting firm prior to the Business Combination, as the Company’s independent registered public accounting firm effective following completion of the Company’s review of the quarter ended September 25, 2022, which consists only of the accounts of the pre-Business Combination special purpose acquisition company, ABIC.

The report of Withum on ABIC’s, the Company’s legal predecessor, financial statements as of December 31, 2021 and December 31, 2020 and the year ended December 31, 2021 and for the period from October 5, 2020 (inception) to December 31, 2020, did not contain an adverse opinion or a disclaimer of opinion, and were not qualified or modified as to uncertainties, audit scope or accounting principles.

During the period from October 5, 2020 (inception) to December 31, 2020, the year ended December 31, 2021 and subsequent interim period through September 30, 2022, there were no disagreements between the Company and Withum on any matter of accounting principles or practices, financial disclosure or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of Withum, would have caused it to make reference to the subject matter of the disagreements in its reports on ABIC’s financial statements for such period.

During the period from October 5, 2020 (inception) to December 31, 2020, the year ended December 31, 2021 and subsequent interim period through September 30, 2022, there were no “reportable events” (as defined in Item 304(a)(1)(v) of Regulation S-K under the Exchange Act).

The Company has provided Withum with a copy of the foregoing disclosures and has requested that Withum furnish the Company with a letter addressed to the SEC stating whether it agrees with the statements made by the Company set forth above. A copy of Withum’s letter, dated September 30, 2022, is filed as Exhibit 16.1 to this Report.

(b) Disclosures regarding the new independent auditor.

On September 30, 2022, the Board approved the engagement of EY as the Company’s independent registered public accounting firm to audit the Company’s consolidated financial statements for the year ending December 31, 2022. EY served as independent registered public accounting firm of Legacy LiveWire prior to the Business Combination. During the period from October 5, 2020 (inception) to December 31, 2020, the year ended December 31, 2021 and subsequent period through September 30, 2022, neither the Company nor anyone on the Company’s behalf consulted with EY with respect to (i) the application of accounting principles to a specified transaction, either completed or proposed, the type of audit opinion that might be rendered on our financial statements, and neither a written report nor oral advice was provided to us by EY that was an important factor considered by us in reaching a decision as to any accounting, auditing or financial reporting issue, or (ii) any other matter that was either the subject of a disagreement or a reportable event (each as defined above).

Item 5.03. Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

At the Special Meeting, the ABIC shareholder considered and approved, among other things, the proposals set forth in the Proxy Statement/Prospectus in the sections titled “Shareholder Proposal 3: The Charter Proposal” and “Shareholder Proposal 4: Governing Documents Proposals” beginning on pages 155 and 157, respectively, of the Proxy Statement/Prospectus (collectively, the “Charter Proposals”).

The Amended and Restated Certificate of Incorporation of the Company (the “Certificate of Incorporation”), which became effective upon filing with the Secretary of State of the State of Delaware on September 26, 2022, includes the amendments proposed by the Charter Proposals.

On September 26, 2022, the Board approved and adopted the Amended and Restated Bylaws of LiveWire (the “Bylaws”), which became effective as of the Effective Time.

Copies of the Certificate of Incorporation and the Bylaws are attached hereto as Exhibit 3.1 and Exhibit 3.2, respectively, and are incorporated herein by reference.

The description of the Certificate of Incorporation and the general effect of the Certificate of Incorporation and the Bylaws upon the rights of holders of LiveWire’s capital stock are included in the Proxy Statement/Prospectus under the sections titled “Shareholder Proposal 3: The Charter Proposal”, “Shareholder Proposal 4: Governing Documents Proposals”, “Description of HoldCo’s Securities” and “Comparison of Corporate Governance and Shareholder Rights” beginning on pages 155, 157, 308 and 320, respectively, of the Proxy Statement/Prospectus, which are incorporated herein by reference.

Item 5.05. Amendments to the Registrant’s Code of Ethics, or Waiver of a Provision of the Code of Ethics.

In connection with the Business Combination, on September 26, 2022, the Board approved and adopted a new Code of Business Conduct and Ethics applicable to all employees, officers and directors of LiveWire. A copy of the Code of Business Conduct and Ethics can be found at investors.livewire.com under the link “Governance & Leadership.” The above description of the Code of Business Conduct and Ethics does not purport to be complete and is qualified in its entirety by reference to the full text of the Code of Business Conduct and Ethics, a copy of which is filed as Exhibit 14.1 hereto and incorporated herein by reference.

Item 8.01. Other Events.

As a result of the Business Combination, LiveWire became the successor issuer to ABIC. Pursuant to Rule 12g-3(a) under the Exchange Act, LiveWire’s Common Stock and warrants are deemed registered under Section 12(b) of the Exchange Act.

Item 9.01. Financial Statements and Exhibits.

((a) Financial statements of businesses acquired.

The audited combined financial statements of Legacy LiveWire as of and for the years ended December 31, 2021 and 2020, and the related combined statements of operations and comprehensive loss, changes in equity and cash flows for each of the three years in the period ended December 31, 2021 are included in the Proxy Statement/Prospectus beginning on page F-57 of the Proxy Statement/Prospectus, which is incorporated herein by reference.

The unaudited interim combined financial statements of Legacy LiveWire as of and for the periods ended June 26, 2022 and June 27, 2021 is set forth in Exhibit 99.1 hereto and is incorporated herein by reference.

(b) Pro forma financial information.

The unaudited pro forma condensed combined financial information of ABIC and Legacy LiveWire as of and for the six months ended June 26, 2022 and for the year ended December 31, 2021 is set forth in Exhibit 99.2 hereto and is incorporated herein by reference.

(d) Exhibits.

Exhibit No.	Description

2.1†	Business Combination Agreement, dated as of December 12, 2021, by and among Harley- Davidson, Inc., AEA-Bridges Impact Corp., LW EV Holdings, Inc., LW EV Merger Sub, Inc. and LiveWire EV, LLC. (incorporated by reference to Exhibit 2.1 of the Registrant’s Current Report on Form 8-K, filed with the SEC on December 15, 2021).

3.1	Amended and Restated Certificate of Incorporation of LiveWire Group, Inc.

3.2	Amended and Restated Bylaws of LiveWire Group, Inc.

4.1	Warrant Agreement, dated October 1, 2020, by and between AEA-Bridges Impact Corp. and Continental Stock Transfer & Trust Company (incorporated by reference to Exhibit 4.4 to the Current Report on Form 8-K filed on October 7, 2020).

4.2	Specimen Warrant Certificate of the Registrant (incorporated by reference to Exhibit 4.3 to the Registrant’s Registration Statement on Form S-1 (File No. 333-248785), filed on September 14, 2020).

10.1	Form of Indemnification Agreement.

10.2	Form of Investment Agreements (incorporated by reference to Exhibit 10.3 to the Registration Statement on Form S-4 (File No. 333-262573) filed on February 7, 2022).

10.3	Registration Rights Agreement, dated as of September 26, 2022, by and among LiveWire Group, Inc. and the holders party thereto.

10.4+	LiveWire Group, Inc. 2022 Incentive Award Plan.

10.5#	Separation Agreement, dated as of September 26, 2022, by and among LiveWire EV, LLC. and Harley-Davidson, Inc.

10.6	Tax Matters Agreement, dated as of September 26, 2022, by and among LiveWire Group, Inc. and Harley-Davidson, Inc.

10.7#	Contract Manufacturing Agreement, dated as of September 26, 2022, by and among LiveWire EV, LLC and Harley-Davidson Motor Company Group, LLC.

10.8#	Transition Services Agreement, dated as of September 26, 2022, by and among LiveWire EV, LLC and Harley-Davidson, Inc.

10.9#	Master Services Agreement, dated as of September 26, 2022, by and among LiveWire EV, LLC and Harley-Davidson, Inc.

10.10#	Intellectual Property License Agreement, dated as of September 26, 2022, by and among LiveWire EV, LLC and Harley-Davidson, Inc.

10.11#	Trademark License Agreement, dated as of September 26, 2022, by and among LiveWire EV, LLC and Harley-Davidson, Inc.

10.12#	Joint Development Agreement, dated as of September 26, 2022, by and among LiveWire EV, LLC and Harley-Davidson, Inc.

10.13+	Employee Matters Agreement, dated as of September 26, 2022, by and among LiveWire EV, LLC and Harley-Davidson, Inc.

10.14#	KYMCO Contract Manufacturing Agreement, dated as of September 26, 2022, by and among LiveWire EV, LLC and Kwang Yang Motor Co., Ltd.

10.15	Investor Support Agreement, dated as of December 12, 2021, by and among AEA-Bridges Sponsor LLC, LiveWire EV, LLC, LiveWire Group, Inc. (formerly known as LW EV Holdings, Inc.), Harley-Davidson, Inc., John Garcia, John Replogle, and George Serafeim (incorporated by reference to Exhibit 10.16 to the Registration Statement on Form S-4 (File No. 333-262573), filed on May 20, 2022).

14.1	LiveWire Group, Inc. Code of Business Conduct and Ethics

16.1	Letter from WithumSmith+Brown, PC to the Securities and Exchange Commission.

99.1	Unaudited interim combined financial statements of Legacy LiveWire as of and for the periods ended June 26, 2022 and June 27, 2021.

99.2	Unaudited pro forma condensed combined financial information of AEA-Bridges Impact Corp.. and Legacy LiveWire as of and for the six months ended June 27, 2022 and for the year ended December 31, 2021.

99.3	Management’s Discussion and Analysis of Financial Condition and Results of Operations.

99.4	Press Release dated September 27, 2022.

†

The annexes, schedules, and certain exhibits to this Exhibit have been omitted pursuant to Item 601(b)(2) of Regulation S-K. The Registrant hereby agrees to furnish supplementally a copy of any omitted annex, schedule or exhibit to the SEC upon request.

+	Indicates a management contract or compensatory plan.
#	Certain portions of this exhibit (indicated by “[***]”) have been omitted pursuant to Regulation S-K, Item 601(b)(10).

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

LiveWire Group, Inc.

Date: September 30, 2022	By:	/s/ Tralisa Maraj
	Name:	Tralisa Maraj
	Title:	Chief Financial Officer